UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2016

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

_____________________________________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On February 11, 2016, Web.com Group, Inc. (the “Company”) announced the results of operations for its fiscal quarter and year ended December 31, 2015. A copy of the Company’s press release announcing such results dated February 11, 2016, is attached hereto as Exhibit 99.1.

In addition, a copy of the Company's slide presentation discussing its earnings release and publicly announced acquisition of Yodle, Inc. that was posted to the Company’s website at www.web.com, is also attached as Exhibit 99.2.

Item 7.01 Regulation FD Disclosure
On February 11, 2016, Web.com issued a press release, which is filed as Exhibit 99.3 hereto and incorporated by reference herein, announcing the proposed acquisition of Yodle, Inc.

The information set forth under Item 2.02 and Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(i)	Exhibits

99.1	Press release dated February 11, 2016, containing the Company's results of operations for the fiscal quarter and year ended December 31, 2015.
99.2	Slide presentation posted on the Company's website at www.web.com on February 11, 2016, discussing the Company’s earnings release and the proposed acquisition of Yodle, Inc.
99.3	Press release dated February 11, 2016, issued by the Company announcing the proposed acquisition of Yodle, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)

Date: February 11, 2016	/s/ Matthew P. McClure
Matthew P. McClure, Secretary

Index of Exhibits

Exhibit No.	Description
99.1	Press release dated February 11, 2016, containing the Company's results of operations for the fiscal quarter and year ended December 31, 2015.
99.2	Slide presentation posted on the Company's website at www.web.com on February 11, 2016, discussing the Company’s earnings release and the proposed acquisition of Yodle, Inc.
99.3	Press release dated February 11, 2016, issued by the Company announcing the proposed acquisition of Yodle, Inc.